Unaudited Condensed Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Net income	$ 2,826	$ 3,517
Other comprehensive loss - foreign currency translation	(885)	(459)
Comprehensive income	1,941	3,058
Comprehensive (loss) income attributable to non-controlling interests	(290)	696
Comprehensive income attributable to controlling interests	$ 2,231	$ 2,362